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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number      811-08363

Evergreen Select Equity Trust
_____________________________________________________________
(Exact name of registrant as specified in charter)

200 Berkeley Street
Boston, Massachusetts 02116
_____________________________________________________________
(Address of principal executive offices)           (Zip code)

Michael H. Koonce, Esq.
200 Berkeley Street

Boston, Massachusetts 02116
____________________________________________________________
(Name and address of agent for service)

Registrant's telephone number, including area code:     (617) 210-3200

Date of fiscal year end: Registrant is making a semi-annual filing for one of its series, Evergreen Equity Index Fund, for the six months ended January 31, 2009. This series has July 31 fiscal year end.

Date of reporting period:     January 31, 2009

Item 1 - Reports to Stockholders.

Evergreen Equity Index Fund

table of contents
1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	ABOUT YOUR FUND’S EXPENSE
7	FINANCIAL HIGHLIGHTS
12	SCHEDULE OF INVESTMENTS
27	STATEMENT OF ASSETS AND LIABILITIES
28	STATEMENT OF OPERATIONS
29	STATEMENTS OF CHANGES IN NET ASSETS
31	NOTES TO FINANCIAL STATEMENTS
39	ADDITIONAL INFORMATION
48	TRUSTEES AND OFFICERS

This semiannual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARUANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC.

Copyright 2009, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC, is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc.

200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

March 2009

W. Douglas Munn

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Semiannual Report for Evergreen Equity Index Fund for the six-month period ended January 31, 2009 (the “period”).

During the latter half of 2008, one of the worst periods in the history of the financial markets developed as the crises in housing and credit forced the economy into recession, and by extension, the financial markets fell into turmoil. While the U.S. economy held up relatively well in the first half of 2008, these gains were largely due to strength in government spending and exports, powered higher by the weakening U.S. currency. Meanwhile, home prices continued to fall and job losses persisted. Finally, September 2008 marked the crucial event, when federal officials allowed for the collapse of Lehman Brothers, which history will likely judge as a colossal policy failure. The collateral damage from this event led to further collapse. Venerable financial institutions fell like dominos in the ensuing weeks as distrust prevailed and counter-party risk, whether real or imagined, escalated. Inter-bank lending ceased to exist, and the credit markets froze.

Consequently, officials at the Federal Reserve Board and U.S. Treasury increased their involvement, utilizing innovative measures to improve both liquidity and confidence. These efforts culminated with Congress’ approval of the $700 billion Troubled Asset Relief Program (“TARP”), enacted to purchase distressed mortgage-related securities, until the Treasury decided against it one month after TARP’s approval. Not surprisingly, confidence at the consumer and investor levels was shaken further, and banks, despite the recapitalization efforts to revive their balance sheets, became both increasingly vigilant and militant relative to their lending policies. As a result, economic activity in the fourth quarter of 2008 was positioned to be among the weakest in history.

During the period, the management teams of Evergreen’s value-oriented equity funds tended to emphasize investments in attractively priced and fundamentally sound corporations. The portfolio manager of Evergreen Disciplined Value Fund, for example, used a combination of quantitative tools and traditional fundamental analysis in reviewing opportunities. The manager of Evergreen Equity Index Fund maintained a portfolio reflecting the composition of the Standard & Poor’s 500® Index, using a proprietary process to control trading and implementation costs. Management of

LETTER TO SHAREHOLDERS continued

Evergreen Equity Income Fund emphasized companies they believe have the ability to maintain and increase their dividends to shareholders. The management of Evergreen Fundamental Large Cap Fund focused on larger corporations with stable earnings growth records while the management of Evergreen Fundamental Mid Cap Value Fund emphasized mid-sized companies selling at what the management believed to be reasonable valuations. The team managing Evergreen Intrinsic Value Fund sought out investments in established companies selling at stock prices below the managers’ estimate of the company’s intrinsic value. Meanwhile, the management of Evergreen Special Values Fund focused on higher-quality companies believed to have reasonable prices and strong balance sheets, and the management of Evergreen Small Cap Value Fund sought to invest in small companies of sound quality at attractive prices.

As we look back over the extraordinary series of events during the period, we believe it is vitally important for all investors to keep perspective and remain focused on their long-term strategies. Most importantly, we continue to urge investors to pursue fully diversified strategies in order to participate in future market gains and limit the risks of potential losses. If they haven’t already done so, we encourage individual investors to work with their financial advisors to develop a diversified, long-term strategy and, most importantly, to adhere to it. Investors should keep in mind that the economy and the financial markets have had long and successful histories of adaptability, recovery, innovation and growth. Proper asset allocation decisions can have significant impacts on the returns of long-term portfolios.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

W. Douglas Munn

President and Chief Executive Officer

Evergreen Funds

LETTER TO SHAREHOLDERS continued

Notices to Shareholders:

•

On December 31, 2008, Wachovia Corporation merged with and into Wells Fargo & Company (“Wells Fargo”). As a result of the merger, Evergreen Investment Management Company, LLC (“EIMC”), Tattersall Advisory Group, Inc., First International Advisors, LLC, Metropolitan West Capital Management, LLC, Evergreen Investment Services, Inc. and Evergreen Service Company, LLC are subsidiaries of Wells Fargo.

•	Effective January 1, 2009, W. Douglas Munn became President and Chief Executive Officer of the Evergreen Funds.

FUND AT A GLANCE

as of January 31, 2009

MANAGEMENT TEAM

Investment Advisor:

Evergreen Investment Management Company, LLC

Portfolio Manager:

William E. Zieff

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 12/31/2008.

The Equity style box placement is based on 10 growth and valuation measures for each fund holding and the median size of the companies in which the fund invests.

PERFORMANCE AND RETURNS

Portfolio inception date: 2/14/1985

	Class A	Class B	Class C	Class I	Class IS
Class inception date	11/4/1998	11/3/1998	4/30/1999	2/14/1985	10/9/1996

Nasdaq symbol	ESINX	ESIOX	ESECX	EVIIX	EVISX

6-month return with sales charge	-37.21%	-37.43%	-34.96%	N/A	N/A

6-month return w/o sales charge	-34.08%	-34.34%	-34.34%	-34.00%	-34.09%

Average annual return*

1-year with sales charge	-41.75%	-42.15%	-39.88%	N/A	N/A

1-year w/o sales charge	-38.84%	-39.31%	-39.31%	-38.69%	-38.84%

5-year	-5.67%	-5.82%	-5.47%	-4.51%	-4.76%

10-year	-3.64%	-3.89%	-3.87%	-2.93%	-3.17%

Maximum sales charge	4.75%	5.00%	1.00%	N/A	N/A
	Front-end	CDSC	CDSC

*	Adjusted for maximum applicable sales charge, unless noted

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C, I or IS, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Class C prior to its inception is based on the performance of Class I, the original class offered. The historical returns for Class C have not been adjusted to reflect the effect of its 12b-1 fee. The fund incurs a 12b-1 fee of 0.25% for Classes A and IS, and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Class C would have been lower.

The returns shown for Class B shares do not reflect the conversion of Class B shares to Class A shares after eight years.

The advisor is waiving its advisory fee and reimbursing the fund for a portion of other expenses. Had the fee not been waived and expenses not reimbursed, returns would have been lower. Returns reflect expense limits previously in effect for Class A, without which returns for Class A would have been lower.

FUND AT A GLANCE continued

Comparison of a $10,000 investment in the Evergreen Equity Index Fund Class A shares versus a similar investment in the S&P 500® Index (S&P 500) and the Consumer Price Index (CPI).

The S&P 500 is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered, subject to the minimum initial purchase requirements, in the following manner: (1) to investment advisory clients of EIMC (or its advisory affiliates), (2) to employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans, (3) to fee-based mutual fund wrap accounts, (4) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (5) to certain institutional investors, and (6) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

Class I and IS shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

An index fund cannot modify its investment strategy to respond to changes in the economy, may be particularly susceptible to general market declines, may not track its benchmark perfectly and may have lower returns than its benchmark index due to fees and expenses.

“Standard & Poor’s,” “S&P,” “S&P 500,” “Standard & Poor’s 500” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Evergreen Investment Management Company, LLC. The product is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product.

All data is as of January 31, 2009, and subject to change.

ABOUT YOUR FUND’S EXPENSE

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 1, 2008 to January 31, 2009.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During
	8/1/2008	1/31/2009	Period*

Actual
Class A	$1,000.00	$659.25	$2.01
Class B	$1,000.00	$656.59	$5.09
Class C	$1,000.00	$656.56	$5.14
Class I	$1,000.00	$660.00	$0.96
Class IS	$1,000.00	$659.15	$2.01
Hypothetical
(5% return
before expenses)
Class A	$1,000.00	$1,022.79	$2.45
Class B	$1,000.00	$1,019.06	$6.21
Class C	$1,000.00	$1,019.00	$6.26
Class I	$1,000.00	$1,024.05	$1.17
Class IS	$1,000.00	$1,022.79	$2.45

*

For each class of the fund, expenses are equal to the annualized expense ratio of each class (0.48% for Class A, 1.22% for Class B, 1.23% for Class C, 0.23% for Class I and 0.48% for Class IS), multiplied by the average account value over the period, multiplied by 184/365 days.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended January 31, 2009 (unaudited)
		Year Ended July 31,

Class A		2008	2007	2006	2005	2004

Net asset value, beginning of period	$47.29	$54.39	$47.72	$46.12	$41.29	$37.12

Income from investment operations
Net investment income (loss)	0.43	0.87	0.72	0.64	0.68	0.46
Net realized and unrealized gains or losses on investments	(16.41)	(7.11)	6.66	1.57	4.83	4.18

Total from investment operations	(15.98)	(6.24)	7.38	2.21	5.51	4.64

Distributions to shareholders from
Net investment income	(0.41)	(0.86)	(0.71)	(0.61)	(0.68)	(0.47)
Net realized gains	(1.68)	0	0	0	0	0

Total distributions to shareholders	(2.09)	(0.86)	(0.71)	(0.61)	(0.68)	(0.47)

Net asset value, end of period	$29.22	$47.29	$54.39	$47.72	$46.12	$41.29

Total return[1]	(34.08)%	(11.60)%	15.51%	4.82%	13.43%	12.51%

Ratios and supplemental data
Net assets, end of period (thousands)	$150,749	$262,336	$366,413	$241,553	$265,500	$245,244
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.48%[2]	0.50%	0.57%	0.57%	0.57%	0.57%
Expenses excluding waivers/reimbursements and expense reductions	0.99%[2]	0.90%	0.88%	0.96%	0.98%	0.99%
Net investment income (loss)	2.30%[2]	1.64%	1.35%	1.35%	1.56%	1.12%
Portfolio turnover rate	4%	7%	14%	6%	4%	3%

1	Excluding applicable sales charges
2	Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended January 31, 2009 (unaudited)
		Year Ended July 31,

Class B		2008	2007	2006	2005	2004

Net asset value, beginning of period	$47.06	$54.10	$47.46	$45.88	$41.09	$36.95

Income from investment operations
Net investment income (loss)	0.30 [1]	0.47 [1]	0.34 [1]	0.28 [1]	0.35 [1]	0.15
Net realized and unrealized gains or losses on investments	(16.36)	(7.07)	6.60	1.58	4.80	4.16

Total from investment operations	(16.06)	(6.60)	6.94	1.86	5.15	4.31

Distributions to shareholders from
Net investment income	(0.26)	(0.44)	(0.30)	(0.28)	(0.36)	(0.17)
Net realized gains	(1.68)	0	0	0	0	0

Total distributions to shareholders	(1.94)	(0.44)	(0.30)	(0.28)	(0.36)	(0.17)

Net asset value, end of period	$29.06	$47.06	$54.10	$47.46	$45.88	$41.09

Total return[2]	(34.34)%	(12.26)%	14.65%	4.05%	12.57%	11.67%

Ratios and supplemental data
Net assets, end of period (thousands)	$32,276	$68,025	$113,488	$141,090	$186,218	$201,550
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.22%[3]	1.26%	1.32%	1.32%	1.32%	1.32%
Expenses excluding waivers/reimbursements and expense reductions	1.73%[3]	1.66%	1.63%	1.69%	1.68%	1.69%
Net investment income (loss)	1.55%[3]	0.89%	0.65%	0.60%	0.82%	0.37%
Portfolio turnover rate	4%	7%	14%	6%	4%	3%

1	Net investment income (loss) per share is based on average shares outstanding during the period.
2	Excluding applicable sales charges
3	Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended January 31, 2009 (unaudited)
		Year Ended July 31,

Class C		2008	2007	2006	2005	2004

Net asset value, beginning of period	$47.10	$54.15	$47.52	$45.95	$41.14	$37.00

Income from investment operations
Net investment income (loss)	0.29	0.46	0.34 [1]	0.27	0.35[1]	0.15
Net realized and unrealized gains or losses on investments	(16.37)	(7.05)	6.60	1.58	4.82	4.16

Total from investment operations	(16.08)	(6.59)	6.94	1.85	5.17	4.31

Distributions to shareholders from
Net investment income	(0.25)	(0.46)	(0.31)	(0.28)	(0.36)	(0.17)
Net realized gains	(1.68)	0	0	0	0	0

Total distributions to shareholders	(1.93)	(0.46)	(0.31)	(0.28)	(0.36)	(0.17)

Net asset value, end of period	$29.09	$47.10	$54.15	$47.52	$45.95	$41.14

Total return[2]	(34.34)%	(12.25)%	14.63%	4.04%	12.61%	11.66%

Ratios and supplemental data
Net assets, end of period (thousands)	$81,142	$137,044	$175,657	$173,515	$198,719	$199,725
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.23%[3]	1.25%	1.32%	1.32%	1.32%	1.32%
Expenses excluding waivers/reimbursements and expense reductions	1.74%[3]	1.65%	1.63%	1.69%	1.68%	1.69%
Net investment income (loss)	1.55%[3]	0.89%	0.63%	0.60%	0.81%	0.37%
Portfolio turnover rate	4%	7%	14%	6%	4%	3%

1	Net investment income (loss) per share is based on average shares outstanding during the period.
2	Excluding applicable sales charges
3	Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended January 31, 2009 (unaudited)
		Year Ended July 31,

Class I		2008	2007	2006	2005	2004

Net asset value, beginning of period	$47.33	$54.43	$47.76	$46.15	$41.31	$37.14

Income from investment operations
Net investment income (loss)	0.51	1.00 [1]	0.85	0.75 [1]	0.82	0.59
Net realized and unrealized gains or losses on investments	(16.46)	(7.10)	6.66	1.58	4.80	4.15

Total from investment operations	(15.95)	(6.10)	7.51	2.33	5.62	4.74

Distributions to shareholders from
Net investment income	(0.46)	(1.00)	(0.84)	(0.72)	(0.78)	(0.57)
Net realized gains	(1.68)	0	0	0	0	0

Total distributions to shareholders	(2.14)	(1.00)	(0.84)	(0.72)	(0.78)	(0.57)

Net asset value, end of period	$29.24	$47.33	$54.43	$47.76	$46.15	$41.31

Total return	(34.00)%	(11.37)%	15.80%	5.08%	13.72%	12.78%

Ratios and supplemental data
Net assets, end of period (thousands)	$121,633	$212,661	$340,321	$255,492	$326,324	$393,068
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.23%[2]	0.25%	0.32%	0.32%	0.32%	0.32%
Expenses excluding waivers/reimbursements and expense reductions	0.74%[2]	0.65%	0.63%	0.69%	0.68%	0.69%
Net investment income (loss)	2.55%[2]	1.89%	1.62%	1.60%	1.83%	1.38%
Portfolio turnover rate	4%	7%	14%	6%	4%	3%

1	Net investment income (loss) per share is based on average shares outstanding during the period.
2	Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended January 31, 2009 (unaudited)
		Year Ended July 31,

Class IS		2008	2007	2006	2005	2004

Net asset value, beginning of period	$47.30	$54.40	$47.73	$46.12	$41.29	$37.12

Income from investment operations
Net investment income (loss)	0.44	0.89	0.79	0.64	0.69	0.46
Net realized and unrealized gains or losses on investments	(16.43)	(7.13)	6.59	1.58	4.81	4.18

Total from investment operations	(15.99)	(6.24)	7.38	2.22	5.50	4.64

Distributions to shareholders from
Net investment income	(0.41)	(0.86)	(0.71)	(0.61)	(0.67)	(0.47)
Net realized gains	(1.68)	0	0	0	0	0

Total distributions to shareholders	(2.09)	(0.86)	(0.71)	(0.61)	(0.67)	(0.47)

Net asset value, end of period	$29.22	$47.30	$54.40	$47.73	$46.12	$41.29

Total return	(34.09)%	(11.60)%	15.50%	4.84%	13.42%	12.51%

Ratios and supplemental data
Net assets, end of period (thousands)	$4,418	$7,513	$9,807	$15,035	$15,010	$15,426
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.48%[1]	0.50%	0.57%	0.57%	0.57%	0.57%
Expenses excluding waivers/reimbursements and expense reductions	0.99%[1]	0.90%	0.88%	0.94%	0.93%	0.94%
Net investment income (loss)	2.30%[1]	1.64%	1.39%	1.34%	1.57%	1.13%
Portfolio turnover rate	4%	7%	14%	6%	4%	3%

1	Annualized

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

January 31, 2009 (unaudited)

	Shares	Value

COMMON STOCKS 97.2%
CONSUMER DISCRETIONARY 8.0%
Auto Components 0.1%
Goodyear Tire & Rubber Co. *	12,727	$78,526
Johnson Controls, Inc.	31,341	392,076

		470,602

Automobiles 0.1%
Ford Motor Co. Þ	126,006	235,631
General Motors Corp. Þ	32,200	96,922
Harley-Davidson, Inc. Þ	12,281	149,583

		482,136

Distributors 0.1%
Genuine Parts Co.	8,410	269,288

Diversified Consumer Services 0.2%
Apollo Group, Inc., Class A *	5,620	457,805
H&R Block, Inc.	17,878	370,611

		828,416

Hotels, Restaurants & Leisure 1.5%
Carnival Corp.	23,051	419,298
Darden Restaurants, Inc.	7,317	191,852
International Game Technology	15,545	164,777
Marriott International, Inc., Class A	15,468	252,283
McDonald’s Corp.	58,789	3,410,938
Starbucks Corp. *	38,796	366,234
Starwood Hotels & Resorts Worldwide, Inc.	9,654	145,968
Wyndham Worldwide Corp.	9,353	57,334
Wynn Resorts, Ltd.	3,250	97,760
Yum! Brands, Inc.	24,399	698,299

		5,804,743

Household Durables 0.4%
Black & Decker Corp.	3,170	91,645
Centex Corp.	6,557	55,800
D.R. Horton, Inc.	14,532	86,611
Fortune Brands, Inc.	7,907	253,024
Harman International Industries, Inc.	3,088	49,686
KB Home	3,971	42,371
Leggett & Platt, Inc.	8,239	102,905
Lennar Corp., Class A	7,453	57,313
Newell Rubbermaid, Inc.	14,622	118,146
Pulte Homes, Inc.	11,273	114,421
Snap-On, Inc.	3,030	91,445
Stanley Works	4,156	129,916
Whirlpool Corp.	3,877	129,608

		1,322,891

Internet & Catalog Retail 0.3%
Amazon.com, Inc. *	16,965	997,881
Expedia, Inc. *	11,049	98,668

		1,096,549

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

January 31, 2009 (unaudited)

	Shares	Value

COMMON STOCKS continued
CONSUMER DISCRETIONARY continued
Leisure Equipment & Products 0.1%
Eastman Kodak Co.	14,161	$64,149
Hasbro, Inc.	6,535	157,690
Mattel, Inc.	18,906	268,276

		490,115

Media 2.4%
CBS Corp., Class B	35,864	205,142
Comcast Corp., Class A Þ	151,901	2,225,350
DIRECTV Group, Inc. *	28,808	630,895
Gannett Co., Inc. Þ	12,033	69,430
Interpublic Group of Cos . *	25,136	83,703
McGraw-Hill Cos.	16,589	364,792
Meredith Corp.	1,906	30,439
New York Times Co. , Class A	6,144	30,536
News Corp., Class A	121,315	775,203
Omnicom Group, Inc.	16,394	424,441
Scripps Networks Interactive, Inc., Class A	4,751	102,004
Time Warner, Inc.	189,229	1,765,507
Viacom, Inc., Class B *	32,362	477,339
Walt Disney Co.	97,637	2,019,133
Washington Post Co., Class B	316	123,417

		9,327,331

Multiline Retail 0.7%
Big Lots, Inc. *	4,331	58,252
Family Dollar Stores, Inc.	7,370	204,665
J.C. Penney Co., Inc.	11,720	196,310
Kohl’s Corp. *	16,073	590,040
Macy’s, Inc.	22,184	198,547
Nordstrom, Inc.	8,407	106,685
Sears Holdings Corp. Þ	2,935	120,100
Target Corp.	39,707	1,238,858

		2,713,457

Specialty Retail 1.7%
Abercrombie & Fitch Co., Class A	4,591	81,949
AutoNation, Inc. *	5,690	52,803
AutoZone, Inc. *	2,018	268,172
Bed Bath & Beyond, Inc. *	13,698	318,205
Best Buy Co., Inc.	17,817	499,232
GameStop Corp., Class A *	8,639	214,074
Gap, Inc.	24,595	277,432
Home Depot, Inc.	89,431	1,925,449
Limited Brands, Inc.	14,273	113,042
Lowe’s Cos. Þ	77,311	1,412,472
Office Depot, Inc. *	14,500	31,320
RadioShack Corp.	6,597	75,602
Sherwin-Williams Co.	5,180	247,345
Staples, Inc.	37,629	599,806

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

January 31, 2009 (unaudited)

	Shares	Value

COMMON STOCKS continued
CONSUMER DISCRETIONARY continued
Specialty Retail continued
Tiffany & Co.	6,494	$134,751
TJX Cos.	21,961	426,483

		6,678,137

Textiles, Apparel & Luxury Goods 0.4%
Coach, Inc. *	17,244	251,762
Jones Apparel Group, Inc.	4,401	15,227
Nike, Inc., Class B	20,694	936,404
Polo Ralph Lauren Corp.	2,968	121,777
VF Corp.	4,645	260,213

		1,585,383

CONSUMER STAPLES 12.5%
Beverages 2.5%
Brown-Forman Corp., Class B	5,173	234,906
Coca-Cola Co.	104,949	4,483,421
Coca-Cola Enterprises, Inc.	16,729	187,867
Constellation Brands, Inc., Class A *	10,268	149,091
Dr. Pepper Snapple Group, Inc. *	13,381	220,118
Molson Coors Brewing Co. , Class B	7,851	316,160
Pepsi Bottling Group, Inc.	7,128	137,499
PepsiCo, Inc.	81,923	4,114,992

		9,844,054

Food & Staples Retailing 3.2%
Costco Wholesale Corp.	22,770	1,025,333
CVS Caremark Corp.	75,757	2,036,348
Kroger Co.	34,416	774,360
Safeway, Inc.	22,613	484,597
SUPERVALU, Inc.	11,169	195,904
Sysco Corp.	31,603	704,431
Wal-Mart Stores, Inc.	117,936	5,557,144
Walgreen Co.	52,214	1,431,186
Whole Foods Market, Inc. Þ	7,401	75,860

		12,285,163

Food Products 1.9%
Archer Daniels Midland Co.	33,836	926,430
Campbell Soup Co.	10,852	329,575
ConAgra Foods, Inc.	23,582	403,252
Dean Foods Co. *	8,120	157,041
General Mills, Inc.	17,625	1,042,519
H.J. Heinz Co.	16,586	605,389
Hershey Co.	8,748	326,125
J.M. Smucker Co.	6,247	282,052
Kellogg Co.	13,288	580,553
Kraft Foods, Inc., Class A Þ	77,493	2,173,679
McCormick & Co., Inc.	6,857	219,698
Sara Lee Corp.	37,288	373,998
Tyson Foods, Inc., Class A	15,935	141,025

		7,561,336

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

January 31, 2009 (unaudited)

	Shares	Value

COMMON STOCKS continued
CONSUMER STAPLES continued
Household Products 3.0%
Clorox Co.	7,317	$366,947
Colgate-Palmolive Co.	26,622	1,731,495
Kimberly-Clark Corp.	21,825	1,123,333
Procter & Gamble Co.	157,488	8,583,096

		11,804,871

Personal Products 0.2%
Avon Products, Inc.	22,486	459,839
Estee Lauder Cos., Class A	6,111	160,414

		620,253

Tobacco 1.7%
Altria Group, Inc.	108,681	1,797,584
Lorillard, Inc.	8,865	527,113
Philip Morris International, Inc.	106,710	3,964,276
Reynolds American, Inc.	8,917	340,451

		6,629,424

ENERGY 13.7%
Energy Equipment & Services 1.6%
Baker Hughes, Inc.	16,221	540,484
BJ Services Co.	15,399	169,389
Cameron International Corp. *	11,579	268,170
ENSCO International, Inc.	7,481	204,680
Halliburton Co.	47,143	813,217
Nabors Industries, Ltd. *	15,011	164,370
National Oilwell Varco, Inc. *	22,013	582,024
Noble Corp.	13,922	377,982
Rowan Companies, Inc.	5,961	75,466
Schlumberger, Ltd.	63,095	2,574,907
Smith International, Inc.	11,544	262,049
Weatherford International, Ltd. *	35,926	396,264

		6,429,002

Oil, Gas & Consumable Fuels 12.1%
Anadarko Petroleum Corp.	24,213	889,586
Apache Corp.	17,653	1,323,975
Cabot Oil & Gas Corp.	5,452	149,875
Chesapeake Energy Corp.	28,529	451,044
Chevron Corp. Þ	107,172	7,557,769
ConocoPhillips	78,637	3,737,617
Consol Energy, Inc.	9,558	260,551
Devon Energy Corp.	23,304	1,435,526
El Paso Corp.	36,987	302,554
EOG Resources, Inc.	13,165	892,192
Exxon Mobil Corp.	268,308	20,520,196
Hess Corp.	14,963	832,092
Marathon Oil Corp.	37,217	1,013,419
Massey Energy Co.	4,491	68,173
Murphy Oil Corp.	10,048	443,921
Noble Energy, Inc.	9,112	445,850

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

January 31, 2009 (unaudited)

	Shares	Value

COMMON STOCKS continued
ENERGY continued
Oil, Gas & Consumable Fuels continued
Occidental Petroleum Corp.	42,719	$2,330,321
Peabody Energy Corp.	14,064	351,600
Pioneer Natural Resources Co.	6,208	90,885
Range Resources Corp.	8,194	293,673
Southwestern Energy Co. *	18,110	573,182
Spectra Energy Corp.	32,231	467,672
Sunoco, Inc.	6,164	285,516
Tesoro Corp.	7,303	125,831
Valero Energy Corp.	27,219	656,522
Williams Cos.	30,524	431,915
XTO Energy, Inc.	30,426	1,128,500

		47,059,957

FINANCIALS 10.5%
Capital Markets 2.0%
American Capital, Ltd. Þ	10,906	31,191
Ameriprise Financial, Inc.	11,425	230,214
Bank of New York Mellon Corp.	60,531	1,558,068
Charles Schwab Corp.	49,356	670,748
E*TRADE Financial Corp.	29,684	33,840
Federated Investors, Inc., Class B	4,672	91,197
Franklin Resources, Inc.	7,978	386,295
Goldman Sachs Group, Inc.	23,324	1,882,947
INVESCO, Ltd.	20,306	239,408
Janus Capital Group, Inc.	8,326	43,711
Legg Mason, Inc.	7,486	120,225
Morgan Stanley	56,017	1,133,224
Northern Trust Corp.	11,764	676,665
State Street Corp.	22,784	530,184
T. Rowe Price Group, Inc.	13,630	375,915

		8,003,832

Commercial Banks 2.1%
BB&T Corp. Þ	29,142	576,720
Comerica, Inc.	7,938	132,247
Fifth Third Bancorp	30,461	72,802
First Horizon National Corp.	10,829	103,093
Huntington Bancshares, Inc.	19,308	55,607
KeyCorp	26,110	190,081
M&T Bank Corp.	4,072	158,442
Marshall & Ilsley Corp.	13,730	78,398
PNC Financial Services Group, Inc.	22,574	734,106
Regions Financial Corp.	36,499	126,287
SunTrust Banks, Inc.	18,678	228,992
U.S. Bancorp Þ	92,549	1,373,427
Wells Fargo & Co. °	222,593	4,207,008
Zions Bancorp	6,084	90,773

		8,127,983

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

January 31, 2009 (unaudited)

	Shares	Value

COMMON STOCKS continued
FINANCIALS continued
Consumer Finance 0.6%
American Express Co.	61,181	$1,023,558
Capital One Financial Corp. Þ	20,659	327,239
Discover Financial Services	25,314	180,995
MasterCard, Inc., Class A	3,817	518,272
SLM Corp. *	24,648	282,220

		2,332,284

Diversified Financial Services 2.5%
Bank of America Corp.	337,256	2,219,145
CIT Group, Inc.	19,018	53,060
Citigroup, Inc.	287,449	1,020,444
CME Group, Inc., Class A	3,533	614,424
IntercontinentalExchange, Inc. *	3,811	216,960
JPMorgan Chase & Co.	196,871	5,022,179
Leucadia National Corp.	9,336	148,629
Moody’s Corp.	10,246	219,469
NASDAQ OMX Group, Inc. *	7,181	156,690
NYSE Euronext	13,978	307,516

		9,978,516

Insurance 2.2%
AFLAC, Inc.	24,587	570,664
Allstate Corp.	28,271	612,633
American International Group, Inc.	141,829	181,541
AON Corp.	14,230	527,221
Assurant, Inc.	6,204	163,786
Chubb Corp.	18,762	798,886
Cincinnati Financial Corp.	8,565	187,830
Genworth Financial, Inc., Class A	22,847	53,005
Hartford Financial Services Group, Inc.	15,892	209,139
Lincoln National Corp.	13,497	204,210
Loews Corp.	19,092	465,845
Marsh & McLennan Cos.	27,116	524,152
MBIA, Inc. * Þ	9,937	38,357
MetLife, Inc.	41,860	1,202,638
Principal Financial Group, Inc.	13,680	226,951
Progressive Corp.	35,638	433,002
Prudential Financial, Inc.	22,365	575,899
Torchmark Corp.	4,485	134,550
Travelers Companies, Inc.	30,832	1,191,348
UnumProvident Corp.	17,466	247,318
XL Capital, Ltd., Class A	17,448	50,599

		8,599,574

Real Estate Investment Trusts (REITs) 0.9%
Apartment Investment & Management Co., Class A	6,164	54,798
AvalonBay Communities, Inc.	4,067	210,711
Boston Properties, Inc.	6,372	275,908
Developers Diversified Realty Corp.	6,344	30,451
Equity Residential	14,349	343,372
HCP, Inc.	13,327	311,052

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

January 31, 2009 (unaudited)

	Shares	Value

COMMON STOCKS continued
FINANCIALS continued
Real Estate Investment Trusts (REITs) continued
Health Care REIT, Inc.	5,747	$217,294
Host Hotels & Resorts, Inc.	27,563	148,289
Kimco Realty Corp.	12,079	173,696
Plum Creek Timber Co., Inc.	8,798	270,715
ProLogis	14,013	140,270
Public Storage, Inc.	6,612	409,084
Simon Property Group, Inc.	11,911	511,935
Vornado Realty Trust	7,246	368,169

		3,465,744

Real Estate Management & Development 0.0%
CB Richard Ellis Group, Inc., Class A *	11,763	42,347

Thrifts & Mortgage Finance 0.2%
Hudson City Bancorp, Inc.	27,494	318,930
People’s United Financial, Inc.	18,344	300,108

		619,038

HEALTH CARE 15.5%
Biotechnology 2.3%
Amgen, Inc. *	55,887	3,065,402
Biogen Idec, Inc. *	15,389	748,675
Celgene Corp. *	24,168	1,279,695
Cephalon, Inc.	3,610	278,620
Genzyme Corp. *	14,269	983,419
Gilead Sciences, Inc. *	48,523	2,463,513

		8,819,324

Health Care Equipment & Supplies 2.4%
Baxter International, Inc.	32,712	1,918,559
Becton, Dickinson & Co.	12,824	931,920
Boston Scientific Corp. *	79,202	702,522
C.R. Bard, Inc.	5,233	447,788
Covidien, Ltd.	26,562	1,018,387
Dentsply International, Inc.	7,857	211,432
Hospira, Inc. *	8,418	209,608
Intuitive Surgical, Inc. *	2,063	212,964
Medtronic, Inc.	58,984	1,975,374
St. Jude Medical, Inc. *	18,155	660,297
Stryker Corp.	12,778	539,743
Varian Medical Systems, Inc. *	6,554	243,350
Zimmer Holdings, Inc. *	11,846	431,194

		9,503,138

Health Care Providers & Services 2.3%
Aetna, Inc.	24,322	753,982
AmerisourceBergen Corp.	8,240	299,277
Cardinal Health, Inc.	18,969	714,183
CIGNA Corp.	14,498	251,685
Coventry Health Care, Inc. *	7,858	118,892
DaVita, Inc. *	5,475	257,325
Express Scripts, Inc. *	13,053	701,729

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

January 31, 2009 (unaudited)

	Shares	Value

COMMON STOCKS continued
HEALTH CARE continued
Health Care Providers & Services continued
Humana, Inc. *	8,899	$337,539
Laboratory Corp. of America Holdings *	5,697	337,262
McKesson Corp.	14,554	643,287
Medco Health Solutions, Inc. *	26,269	1,180,266
Patterson Companies, Inc. *	4,809	88,437
Pharmerica Corp. *	24	395
Quest Diagnostics, Inc.	8,357	412,418
Tenet Healthcare Corp. *	21,898	23,431
UnitedHealth Group, Inc.	63,709	1,804,876
WellPoint, Inc. *	26,851	1,112,974

		9,037,958

Health Care Technology 0.0%
IMS Health, Inc.	9,593	139,290

Life Sciences Tools & Services 0.4%
Life Technologies Corp. *	9,102	231,737
Millipore Corp. *	2,914	160,736
PerkinElmer, Inc.	6,230	78,623
Thermo Fisher Scientific, Inc. *	22,165	796,388
Waters Corp. *	5,186	187,578

		1,455,062

Pharmaceuticals 8.1%
Abbott Laboratories	81,842	4,537,320
Allergan, Inc.	16,220	618,306
Bristol-Myers Squibb Co.	104,419	2,235,611
Eli Lilly & Co.	52,775	1,943,176
Forest Laboratories, Inc. *	15,897	398,061
Johnson & Johnson	146,351	8,442,989
King Pharmaceuticals, Inc. *	13,001	113,629
Merck & Co., Inc.	111,518	3,183,839
Mylan Laboratories, Inc.	16,072	182,096
Pfizer, Inc.	355,673	5,185,712
Schering-Plough Corp.	85,746	1,505,700
Watson Pharmaceuticals, Inc. *	5,518	150,531
Wyeth	70,233	3,017,912

		31,514,882

INDUSTRIALS 10.3%
Aerospace & Defense 2.9%
Boeing Co.	38,655	1,635,493
General Dynamics Corp.	20,563	1,166,539
Goodrich Corp.	6,493	251,019
Honeywell International, Inc.	38,310	1,256,951
L-3 Communications Holdings, Inc.	6,298	497,668
Lockheed Martin Corp.	17,562	1,440,787
Northrop Grumman Corp.	17,245	829,829
Precision Castparts Corp.	7,354	477,642
Raytheon Co.	21,841	1,105,592

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

January 31, 2009 (unaudited)

	Shares	Value

COMMON STOCKS continued
INDUSTRIALS continued
Aerospace & Defense continued
Rockwell Collins Corp.	8,350	$314,628
United Technologies Corp.	50,143	2,406,363

		11,382,511

Air Freight & Logistics 1.0%
C.H. Robinson Worldwide, Inc.	8,925	410,371
Expeditors International of Washington, Inc.	11,185	311,055
FedEx Corp.	16,417	836,282
United Parcel Service, Inc., Class B	52,493	2,230,428

		3,788,136

Airlines 0.1%
Southwest Airlines Co.	39,019	274,304

Building Products 0.0%
Masco Corp.	18,984	148,455

Commercial Services & Supplies 0.6%
Avery Dennison Corp.	5,606	135,833
Cintas Corp.	6,931	157,680
Iron Mountain, Inc.	9,468	193,715
Pitney Bowes, Inc.	10,873	242,033
R.R. Donnelley & Sons Co.	10,813	105,535
Republic Services, Inc.	16,934	437,913
Stericycle, Inc.	4,514	220,825
Waste Management, Inc. Þ	25,876	807,073

		2,300,607

Construction & Engineering 0.2%
Fluor Corp.	9,574	372,429
Jacobs Engineering Group, Inc. *	6,481	250,620

		623,049

Electrical Equipment 0.5%
Cooper Industries, Inc.	9,142	246,011
Emerson Electric Co.	40,461	1,323,075
Rockwell Automation, Inc.	7,464	194,363

		1,763,449

Industrial Conglomerates 2.4%
3M Co.	36,552	1,966,132
General Electric Co.	554,021	6,720,275
Textron, Inc.	12,717	114,834
Tyco International, Ltd.	24,946	524,365

		9,325,606

Machinery 1.5%
Caterpillar, Inc.	31,819	981,616
Cummins, Inc.	10,622	254,716
Danaher Corp.	13,487	754,328
Deere & Co.	22,523	782,449
Dover Corp.	9,809	277,398
Eaton Corp.	8,698	382,886
Flowserve Corp.	2,982	158,970

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

January 31, 2009 (unaudited)

	Shares	Value

COMMON STOCKS continued
INDUSTRIALS continued
Machinery continued
Illinois Tool Works, Inc.	20,761	$678,054
Ingersoll-Rand Co., Ltd., Class A	16,815	272,571
ITT Corp.	9,578	433,692
Manitowoc Co.	6,876	37,818
Paccar, Inc.	19,130	504,841
Pall Corp.	6,228	162,364
Parker Hannifin Corp.	8,500	324,785

		6,006,488

Professional Services 0.1%
Dun & Bradstreet Corp.	2,844	216,144
Equifax, Inc.	6,662	164,685
Monster Worldwide, Inc. *	6,500	59,865
Robert Half International, Inc.	8,183	138,702

		579,396

Road & Rail 0.9%
Burlington Northern Santa Fe Corp.	14,807	980,964
CSX Corp.	20,807	602,571
Norfolk Southern Corp.	19,531	749,209
Ryder System, Inc.	2,934	99,110
Union Pacific Corp.	26,713	1,169,762

		3,601,616

Trading Companies & Distributors 0.1%
Fastenal Co. Þ	6,816	232,971
W.W. Grainger, Inc.	3,411	248,832

		481,803

INFORMATION TECHNOLOGY 15.6%
Communications Equipment 2.5%
Ciena Corp. *	4,764	29,727
Cisco Systems, Inc. *	308,841	4,623,350
Corning, Inc.	81,987	828,889
Harris Corp.	7,099	307,316
JDS Uniphase Corp. *	11,596	42,093
Juniper Networks, Inc. *	27,848	394,328
Motorola, Inc.	119,544	529,580
QUALCOMM, Inc.	87,322	3,016,975
Tellabs, Inc. *	20,995	86,709

		9,858,967

Computers & Peripherals 4.6%
Apple, Inc. Þ *	46,889	4,226,106
Dell, Inc. *	91,282	867,179
EMC Corp. *	107,645	1,188,401
Hewlett-Packard Co.	129,184	4,489,144
International Business Machines Corp.	70,864	6,494,686
Lexmark International, Inc., Class A *	4,135	97,917
NetApp, Inc. *	17,415	258,264
QLogic Corp. *	6,748	76,387
SanDisk Corp. *	11,923	136,280

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

January 31, 2009 (unaudited)

	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY continued
Computers & Peripherals continued
Sun Microsystems, Inc. *	38,958	$162,065
Teradata Corp. *	9,284	121,899

		18,118,328

Electronic Equipment, Instruments & Components 0.3%
Agilent Technologies, Inc. *	18,462	333,793
Amphenol Corp., Class A	9,272	242,463
Flir Systems, Inc.	7,328	182,980
Jabil Circuit, Inc.	11,111	64,666
Molex, Inc.	7,430	99,339
Tyco Electronics, Ltd.	24,139	341,808

		1,265,049

Internet Software & Services 1.6%
Akamai Technologies, Inc. *	8,921	120,255
eBay, Inc. *	56,579	680,080
Google, Inc., Class A *	12,618	4,271,571
VeriSign, Inc. *	10,235	197,638
Yahoo!, Inc. * Þ	73,199	858,624

		6,128,168

IT Services 0.9%
Affiliated Computer Services, Inc., Class A *	5,146	235,995
Automatic Data Processing, Inc.	26,789	973,244
Cognizant Technology Solutions Corp., Class A *	15,359	287,674
Computer Sciences Corp. *	7,990	294,352
Convergys Corp. *	6,439	48,486
Fidelity National Information Services, Inc.	10,022	159,450
Fiserv, Inc. *	8,448	268,224
Paychex, Inc.	16,938	411,424
Total System Services, Inc.	10,382	131,436
Western Union Co.	37,745	515,597

		3,325,882

Office Electronics 0.1%
Xerox Corp.	45,658	303,169

Semiconductors & Semiconductor Equipment 2.1%
Advanced Micro Devices, Inc. Þ	32,096	70,290
Altera Corp.	15,685	241,235
Analog Devices, Inc.	15,360	306,893
Applied Materials, Inc.	70,769	663,106
Broadcom Corp., Class A *	23,427	371,318
Intel Corp. Þ	293,381	3,784,615
KLA-Tencor Corp.	8,907	178,496
Linear Technology Corp.	11,696	273,920
LSI Corp. *	34,027	108,206
MEMC Electronic Materials, Inc. *	11,839	161,010
Microchip Technology, Inc.	9,594	181,998
Micron Technology, Inc. *	40,286	149,864
National Semiconductor Corp.	10,290	104,341
Novellus Systems, Inc. *	5,152	71,046

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

January 31, 2009 (unaudited)

	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY continued
Semiconductors & Semiconductor Equipment continued
NVIDIA Corp. *	28,329	$225,216
Teradyne, Inc. *	8,930	42,953
Texas Instruments, Inc.	68,383	1,022,326
Xilinx, Inc.	14,448	243,449

		8,200,282

Software 3.5%
Adobe Systems, Inc. *	28,007	540,815
Autodesk, Inc. *	11,936	197,660
BMC Software, Inc. *	9,890	250,514
CA, Inc.	20,777	373,778
Citrix Systems, Inc. *	9,582	201,605
Compuware Corp. *	13,002	84,513
Electronic Arts, Inc. *	16,926	261,338
Intuit, Inc. *	16,882	382,377
McAfee, Inc.	8,051	245,475
Microsoft Corp.	403,528	6,900,329
Novell, Inc. *	18,211	67,381
Oracle Corp. *	206,632	3,477,617
Salesforce.com, Inc. *	5,534	147,260
Symantec Corp. *	44,098	676,022

		13,806,684

MATERIALS 3.0%
Chemicals 1.8%
Air Products & Chemicals, Inc.	11,054	556,016
CF Industries Holdings, Inc.	2,999	140,953
Dow Chemical Co.	48,727	564,746
E.I. DuPont de Nemours & Co.	47,597	1,092,827
Eastman Chemical Co.	3,827	99,311
Ecolab, Inc.	8,843	300,308
International Flavors & Fragrances, Inc.	4,148	118,716
Monsanto Co.	28,902	2,198,286
PPG Industries, Inc.	8,662	325,518
Praxair, Inc.	16,267	1,012,783
Rohm & Haas Co.	6,590	363,702
Sigma-Aldrich Corp.	6,612	238,561

		7,011,727

Construction Materials 0.1%
Vulcan Materials Co.	5,810	287,363

Containers & Packaging 0.2%
Ball Corp.	4,989	191,278
Bemis Co., Inc.	5,257	118,651
Owens-Illinois, Inc.	8,809	167,371
Pactiv Corp. *	6,931	149,848
Sealed Air Corp.	8,327	112,831

		739,979

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

January 31, 2009 (unaudited)

	Shares	Value

COMMON STOCKS continued
MATERIALS continued
Metals & Mining 0.7%
AK Steel Holding Corp.	5,909	$47,686
Alcoa, Inc.	42,215	328,855
Allegheny Technologies, Inc.	5,079	112,195
Freeport-McMoRan Copper & Gold, Inc.	19,920	500,789
Newmont Mining Corp.	25,545	1,016,180
Nucor Corp.	16,560	675,482
Titanium Metals Corp.	4,489	31,647
United States Steel Corp.	6,132	184,144

		2,896,978

Paper & Forest Products 0.2%
International Paper Co.	22,552	205,674
MeadWestvaco Corp.	9,010	104,877
Weyerhaeuser Co.	11,145	304,704

		615,255

TELECOMMUNICATION SERVICES 3.6%
Diversified Telecommunication Services 3.4%
AT&T, Inc.	310,841	7,652,905
CenturyTel, Inc.	5,282	143,354
Embarq Corp.	7,497	267,793
Frontier Communications Corp.	16,421	133,174
Qwest Communications International, Inc. Þ	77,272	248,816
Verizon Communications, Inc. Þ	149,828	4,475,362
Windstream Corp.	23,178	201,185

		13,122,589

Wireless Telecommunication Services 0.2%
American Tower Corp., Class A *	20,925	634,865
Sprint Nextel Corp.	150,689	366,174

		1,001,039

UTILITIES 4.5%
Electric Utilities 2.7%
Allegheny Energy, Inc.	8,917	296,401
American Electric Power Co., Inc.	21,286	667,316
Consolidated Edison, Inc.	14,433	588,145
Duke Energy Corp.	66,741	1,011,126
Edison International	17,186	559,748
Entergy Corp.	9,987	762,607
Exelon Corp.	34,704	1,881,651
FirstEnergy Corp.	16,079	803,789
FPL Group, Inc.	21,559	1,111,366
Pepco Holdings, Inc.	11,404	203,105
Pinnacle West Capital Corp.	5,318	177,994
PPL Corp.	19,780	606,455
Progress Energy, Inc.	14,635	566,667
Southern Co.	40,857	1,366,667

		10,603,037

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

January 31, 2009 (unaudited)

	Shares	Value

COMMON STOCKS continued
UTILITIES continued
Gas Utilities 0.2%
Equitable Resources, Inc.	6,902	$236,255
Nicor, Inc.	2,384	81,557
Questar Corp.	9,148	310,849

		628,661

Independent Power Producers & Energy Traders 0.2%
AES Corp. *	35,486	280,694
Constellation Energy Group, Inc.	10,506	276,308
Dynegy, Inc., Class A *	26,677	56,289

		613,291

Multi-Utilities 1.4%
Ameren Corp.	11,154	370,870
CenterPoint Energy, Inc.	18,154	242,901
CMS Energy Corp.	11,932	140,201
Dominion Resources, Inc.	30,664	1,078,760
DTE Energy Co.	8,599	296,665
Integrys Energy Group, Inc.	4,031	168,294
NiSource, Inc.	14,466	140,031
PG&E Corp.	19,041	736,315
Public Service Enterprise Group, Inc.	26,695	842,761
SCANA Corp.	6,199	212,564
Sempra Energy	12,851	563,388
TECO Energy, Inc.	11,224	134,800
Wisconsin Energy Corp.	6,167	274,925
Xcel Energy, Inc.	23,686	437,244

		5,639,719

Total Common Stocks (cost $275,427,345)		379,383,667

	Principal Amount	Value

SHORT-TERM INVESTMENTS 8.7%
U.S. TREASURY OBLIGATIONS 0.5%
U.S. Treasury Bills:
0.09%, 04/16/2009 ƒ ß	$800,000	799,716
0.12%, 04/30/2009 ƒ ß	500,000	499,733
0.29%, 02/05/2009 ƒ ß	500,000	499,999

		1,799,448

	Shares	Value

MUTUAL FUND SHARES 8.2%
BGI Prime Money Market Fund, Premium Shares, 0.52% q ÞÞ	1,923,775	1,923,775
BlackRock Liquidity TempFund, Institutional Class, 1.30% q ÞÞ	1,945,035	1,945,035

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

January 31, 2009 (unaudited)

	Shares	Value

SHORT-TERM INVESTMENTS continued
MUTUAL FUND SHARES continued
Evergreen Institutional Money Market Fund, Class I, 0.84% q ø ÞÞ	26,391,848	$26,391,848
Morgan Stanley Institutional Liquidity Fund Money Market Portfolio, Institutional
Class, 0.57% q ÞÞ	1,888,237	1,888,237

		32,148,895

Total Short-Term Investments (cost $33,948,600)		33,948,343

Total Investments (cost $309,375,945) 105.9%		413,332,010
Other Assets and Liabilities (5.9%)		(23,113,799)

Net Assets 100.0%		$390,218,211

*	Non-income producing security
Þ	All or a portion of this security is on loan.
°

Investment in non-controlled affiliate. At January 31, 2009, the Fund invested in securities issued by Wells Fargo & Co. and/or Wachovia Corp. with a cost basis of $4,250,719 and earned $143,759 of income for the six months ended January 31, 2009 which is included in income from affiliates.

ƒ	All or a portion of this security was pledged to cover initial margin requirements for open futures contracts.
ß	Rate shown represents the yield to maturity at date of purchase.
q	Rate shown is the 7-day annualized yield at period end.
ÞÞ	All or a portion of this security represents investment of cash collateral received from securities on loan.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

The following table shows the percent of total long-term investments by sector as of January 31, 2009:

Information Technology	16.1%
Health Care	15.9%
Energy	14.1%
Consumer Staples	12.8%
Financials	10.9%
Industrials	10.6%
Consumer Discretionary	8.2%
Utilities	4.6%
Telecommunication Services	3.7%
Materials	3.1%

100.0%

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2009 (unaudited)

Assets
Investments in unaffiliated issuers, at value (cost $278,733,378) including $20,347,304 of securities loaned	$382,733,154
Investments in affiliated issuers, at value (cost $30,642,567)	30,598,856

Total investments	413,332,010
Segregated cash	4,036
Receivable for securities sold	70,931
Receivable for Fund shares sold	436,999
Dividends receivable	675,127
Receivable for securities lending income	37,965
Receivable from investment advisor	6,294
Prepaid expenses and other assets	21,079

Total assets	414,584,441

Liabilities
Payable for securities purchased	274,540
Payable for Fund shares redeemed	1,786,354
Payable for securities on loan	21,911,867
Payable for daily variation margin on open futures contracts	294,014
Distribution Plan expenses payable	12,826
Due to other related parties	3,326
Accrued expenses and other liabilities	83,303

Total liabilities	24,366,230

Net assets	$390,218,211

Net assets represented by
Paid-in capital	$286,625,531
Undistributed net investment income	745,913
Accumulated net realized losses on investments	(879,794)
Net unrealized gains on investments	103,726,561

Total net assets	$390,218,211

Net assets consists of
Class A	$150,749,247
Class B	32,275,651
Class C	81,142,438
Class I	121,633,236
Class IS	4,417,639

Total net assets	$390,218,211

Shares outstanding (unlimited number of shares authorized)
Class A	5,159,386
Class B	1,110,509
Class C	2,789,073
Class I	4,159,964
Class IS	151,169

Net asset value per share
Class A	$29.22
Class A—Offering price (based on sales charge of 4.75%)	$30.68
Class B	$29.06
Class C	$29.09
Class I	$29.24
Class IS	$29.22

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Six Months Ended January 31, 2009 (unaudited)

Investment income
Dividends	$6,753,121
Securities lending	323,851
Income from affiliates	246,273
Interest	5,812

Total investment income	7,329,057

Expenses
Advisory fee	845,263
Distribution Plan expenses
Class A	253,924
Class B	242,453
Class C	531,418
Class IS	7,402
Administrative services fee	264,145
Transfer agent fees	626,164
Trustees’ fees and expenses	6,173
Printing and postage expenses	46,915
Custodian and accounting fees	66,173
Registration and filing fees	37,068
Professional fees	27,591
Other	35,824

Total expenses	2,990,513
Less: Expense reductions	(943)
Fee waivers and expense reimbursements	(1,357,436)

Net expenses	1,632,134

Net investment income	5,696,923

Net realized and unrealized gains or losses on investments
Net realized gains or losses on:
Securities
Unaffiliated issuers	9,680,266
Affiliated issuers	(52,872)
Futures contracts	(1,849,610)

Net realized gains on investments	7,777,784
Net change in unrealized gains or losses on investments	(234,843,715)

Net realized and unrealized gains or losses on investments	(227,065,931)

Net decrease in net assets resulting from operations	$(221,369,008)

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	January 31, 2009		Year Ended
	(unaudited)		July 31, 2008

Operations
Net investment income		$5,696,923		$13,680,745
Net realized gains on investments		7,777,784		44,903,923
Net change in unrealized gains or losses on investments		(234,843,715)		(164,266,101)

Net decrease in net assets resulting from operations		(221,369,008)		(105,681,433)

Distributions to shareholders from
Net investment income
Class A		(2,214,468)		(5,212,344)
Class B		(324,442)		(768,777)
Class C		(718,081)		(1,398,734)
Class I		(1,976,953)		(6,063,180)
Class IS		(65,044)		(144,541)
Net realized gains
Class A		(8,768,406)		0
Class B		(1,987,728)		0
Class C		(4,567,521)		0
Class I		(7,072,212)		0
Class IS		(256,823)		0

Total distributions to shareholders		(27,951,678)		(13,587,576)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	342,528	12,101,167	546,389	28,394,335
Class B	24,801	868,491	39,585	2,078,737
Class C	213,285	7,022,855	153,665	8,039,478
Class I	324,182	12,007,347	1,152,334	63,078,313
Class IS	454	15,723	3,214	161,015

		32,015,583		101,751,878

Net asset value of shares issued in reinvestment of distributions
Class A	334,230	10,531,262	95,981	5,011,793
Class B	64,149	1,984,473	12,682	656,219
Class C	101,276	3,130,884	16,383	845,435
Class I	156,690	4,954,149	43,165	2,249,459
Class IS	9,461	298,142	2,528	131,672

		20,898,910		8,894,578

Automatic conversion of Class B shares to Class A shares
Class A	193,845	7,188,607	258,275	13,429,757
Class B	(194,874)	(7,188,607)	(259,668)	(13,429,757)

		0		0

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS continued

	Six Months Ended
	January 31, 2009		Year Ended
	(unaudited)		July 31, 2008

	Shares		Shares
Capital share transactions
continued
Payment for shares redeemed
Class A	(1,258,331)	$(45,829,618)	(2,090,400)	$(109,835,206)
Class B	(229,065)	(8,424,112)	(444,920)	(23,270,352)
Class C	(435,362)	(15,796,943)	(503,840)	(26,214,710)
Class I	(814,136)	(30,305,363)	(2,954,203)	(148,744,951)
Class IS	(17,607)	(597,950)	(27,162)	(1,420,631)

		(100,953,986)		(309,485,850)

Net decrease in net assets resulting from capital share transactions		(48,039,493)		(198,839,394)

Total decrease in net assets		(297,360,179)		(318,108,403)
Net assets
Beginning of period		687,578,390		1,005,686,793

End of period		$390,218,211		$687,578,390

Undistributed net investment income		$745,913		$347,978

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS (unaudited)

1. ORGANIZATION

Evergreen Equity Index Fund (the “Fund”) is a diversified series of Evergreen Select Equity Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C, Class I and Class IS. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge but are subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I and Class IS shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates fair value.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current fair value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

b. Repurchase agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees. In certain instances, the Fund’s securities lending agent may provide collateral in the form of repurchase agreements.

c. Futures contracts

In order to gain exposure to, or protect against changes in, security values, the Fund may buy and sell futures contracts. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts.

d. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

e. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date.

f. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Fund’s income and excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal, Massachusetts and Delaware revenue authorities.

g. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

h. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), a subsidiary of Wells Fargo Company (“Wells Fargo”), is the investment advisor to the Fund and is paid an annual fee starting at 0.32% and declining to 0.25% as average daily net assets increase. For the six months ended January 31, 2009, the advisory fee was equivalent to an annual rate of 0.32% of the Fund’s average daily net assets.

On October 3, 2008, Wells Fargo and Wachovia Corporation (“Wachovia”) announced that Wells Fargo agreed to acquire Wachovia in a whole company transaction that will include all of Wachovia’s banking and other businesses. In connection with this transaction, Wachovia issued preferred shares to Wells Fargo representing approximately a 40% voting interest in Wachovia. Due to its ownership of preferred shares, Wells Fargo may be deemed to control EIMC. If Wells Fargo is deemed to control EIMC, then the existing advisory agreement between the Fund and EIMC would have terminated automatically in connection with the issuance of preferred shares. To address this possibility, on October 20, 2008 the Board of Trustees approved an interim advisory agreement with EIMC with the same terms and conditions as the existing agreement which became effective upon the issuance of the preferred shares. EIMC’s receipt of the advisory fees under the interim advisory agreement is subject to the approval by shareholders of the Fund of a new advisory agreement with EIMC.

On December 31, 2008, Wachovia merged with and into Wells Fargo and as a result of the merger, EIMC, Evergreen Investment Services, Inc. (“EIS”) and Evergreen Service Company, LLC (“ESC”) became subsidiaries of Wells Fargo. After the merger, a new

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

interim advisory agreement with the same terms and conditions between the Fund and EIMC went into effect.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the six months ended January 31, 2009, EIMC voluntarily waived its advisory fee in the amount of $845,263 and reimbursed other expenses in the amount of $512,173.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliates on the Statement of Operations.

EIMC also serves as the administrator to the Fund providing the Fund with facilities, equipment and personnel. EIMC is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. For the six months ended January 31, 2009, the administrative services fee was equivalent to an annual rate of 0.10% of the Fund’s average daily net assets.

ESC, an affiliate of EIMC and a subsidiary of Wells Fargo, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the six months ended January 31, 2009, the transfer agent fees were equivalent to an annual rate of 0.24% of the Fund’s average daily net assets.

Wachovia Bank NA, a subsidiary of Wells Fargo and an affiliate of EIMC, through its securities lending division, Wachovia Global Securities Lending, acts as the securities lending agent for the Fund (see Note 5).

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wells Fargo. During the six months ended January 31, 2009, the Fund paid brokerage commissions of $7,802 to Wachovia Securities, LLC, a broker-dealer affiliated with Wells Fargo.

4. DISTRIBUTION PLANS

EIS, an affiliate of EIMC and a subsidiary of Wells Fargo, serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, the Fund is permitted to pay distribution fees at an annual rate of up to 0.75% of the average daily net assets for each of Class A and Class IS shares and up to 1.00% of the average daily net assets for each of Class B and Class C shares. However, currently the distribution fees for Class A and Class IS shares are limited to 0.25% of the average daily net assets of each class.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

For the six months ended January 31, 2009, EIS received $1,309 from the sale of Class A shares and $71, $44,813 and $1,834 in contingent deferred sales charges from redemptions of Class A, Class B and Class C shares, respectively.

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $21,293,075 and $90,055,927, respectively, for the six months ended January 31, 2009.

On August 1, 2008, the Fund implemented Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 establishes a fair value hierarchy based upon the various inputs used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as follows:

Level 1 –	quoted prices in active markets for identical securities
Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of January 31, 2009, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Valuation Inputs	Investments in Securities	Other Financial Instruments*

Level 1 - Quoted Prices	$413,332,010	$(229,504)
Level 2 - Other Significant Observable Inputs	0	0
Level 3 - Significant Unobservable Inputs	0	0

Total	$413,332,010	$(229,504)

*	Other financial instruments include futures transactions.

At January 31, 2009, the Fund had long futures contracts outstanding as follows:

Expiration	Contracts	Initial Contract Amount	Value at January 31, 2009	Unrealized Gain(Loss)

March 2009	58 S&P 500 Index	$12,155,754	$11,926,250	($229,504)

During the six months ended January 31, 2009, the Fund loaned securities to certain brokers and earned $323,851, net of $36,188 paid to Wachovia Global Securities Lending as the securities lending agent. At January 31, 2009, the value of securities on

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

loan and the total value of collateral received for securities loaned (including segregated cash) amounted to $20,347,304 and $21,911,867, respectively.

On January 31, 2009, the aggregate cost of securities for federal income tax purposes was $312,499,063. The gross unrealized appreciation and depreciation on securities based on tax cost was $181,411,592 and $80,578,645, respectively, with a net unrealized appreciation of $100,832,947.

As of July 31, 2008, the Fund had $1,433,330 in capital loss carryovers for federal income tax purposes expiring in 2012. Certain portions of the capital loss carryovers of the Fund were assumed as a result of acquisitions. These losses are subject to certain limitations prescribed by the Internal Revenue Code. Utilization of these capital loss carryovers was limited during the year ended July 31, 2008 in accordance with income tax regulations.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the six months ended January 31, 2009, the Fund did not participate in the interfund lending program.

7. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

8. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

9. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $100 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% on the unused balance, which is allocated pro rata. During the six months ended January 31, 2009, the Fund had no borrowings.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

10. REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC’s affiliates are involved in various legal actions, including private litigation and class action lawsuits, and are and may in the future be subject to regulatory inquiries and investigations.

The SEC and the Secretary of the Commonwealth, Securities Division, of the Commonwealth of Massachusetts are conducting separate investigations of EIMC, EIS and Evergreen Ultra Short Opportunities Fund (the “Ultra Short Fund”) concerning alleged issues surrounding the drop in net asset value of the Ultra Short Fund in May and June 2008. In addition, three purported class actions have been filed in the U.S. District Court for the District of Massachusetts relating to the same events; defendants include various Evergreen entities, including EIMC and EIS, and Evergreen Fixed Income Trust and its Trustees. The cases generally allege that investors in the Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund’s registration statement and prospectus, (ii) the failure to accurately price securities in the Ultra Short Fund at different points in time and (iii) the failure of the Ultra Short Fund’s risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

EIMC does not expect that any of the legal actions, inquiries or investigations currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds to which these financial statements relate. Any publicity surrounding or resulting from any legal actions or regulatory inquiries involving EIMC or its affiliates or any of the Evergreen Funds could result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses or have other adverse consequences on the Evergreen funds.

11. NEW ACCOUNTING PRONOUNCEMENT

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management of the Fund does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

12. SUBSEQUENT DISTRIBUTIONS

On March 12, 2009, the Fund declared distributions from net investment income to shareholders of record on March 11, 2009. The per share amounts payable on March 13, 2009 were as follows:

Net Investment Income

Class A	$0.2083
Class B	0.1511
Class C	0.1539
Class I	0.2263
Class IS	0.2089

These distributions are not reflected in the accompanying financial statements.

ADDITIONAL INFORMATION (unaudited)

SPECIAL MEETING OF SHAREHOLDERS

On March 12, 2009, a Special Meeting of Shareholders for the Fund was held to consider a number of proposals. On December 1, 2008, the record date for the meeting, the Fund had $402,591,733 of net assets outstanding of which $210,761,231 (52.35%) of net assets were represented at the meeting.

Proposal 1 - To consider and act upon a new investment advisory agreement with Evergreen Investment Management Company, LLC:

Net assets voted “For”	$191,670,872
Net assets voted “Against”	$5,507,383
Net assets voted “Abstain”	$13,582,976

ADDITIONAL INFORMATION (unaudited) continued

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND‘S INVESTMENT ADVISORY AGREEMENT

Each year, the Fund’s Board of Trustees determines whether to approve the continuation of the Fund’s investment advisory agreements. In September 2008, the Trustees, including a majority of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund or EIMC (the “independent Trustees”), approved the continuation of the Fund’s investment advisory agreements. (References below to the “Fund” are to Evergreen Equity Index Fund; references to the “funds” are to the Evergreen funds generally.)

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the funds. The description below refers in many cases to the Trustees’ process for considering, and conclusions regarding, all of the funds’ agreements. In all of its deliberations, the Board of Trustees and the independent Trustees were advised by independent counsel to the independent Trustees and counsel to the funds.

The review process. In connection with its review of the funds’ investment advisory agreements, the Board of Trustees requests and evaluates, and EIMC and any sub-advisors furnish, such information as the Trustees consider to be reasonably necessary in the circumstances. The Trustees began their 2008 review process at the time of the last advisory contract-renewal process in September 2007. In the course of their 2007 review, the Trustees identified a number of funds that had experienced either short-term or longer-term performance issues. During the 2008 review process, the Trustees monitored each of these funds in particular for changes in performance and for the results of any changes in a fund’s investment process or investment team. In addition, during the course of the year, the Trustees regularly reviewed information regarding the investment performance of all of the funds, paying particular attention to funds whose performance since September 2007 indicated short-term or longer-term performance issues.

In spring 2008, a committee of the Board of Trustees (the “Committee”), working with EIMC management, determined generally the types of information the Board would review as part of its 2008 review process and set a timeline detailing the information required and the dates for its delivery to the Trustees. The Board engaged the independent data provider Keil Fiduciary Strategies LLC (“Keil”) to provide fund-specific and industry-wide data containing information of a nature and in a format generally prescribed by the Committee, and the Committee worked with Keil and EIMC to develop appropriate groups of peer funds for each fund. The Committee also identified a number of expense, performance, and other issues and requested specific information as to those issues.

The Trustees reviewed, with the assistance of an independent industry consultant retained by the independent Trustees, the information that EIMC and Keil provided. The Trustees formed small groups to review individual funds in greater detail. In addition, the Trustees considered information regarding, among other things, brokerage

ADDITIONAL INFORMATION (unaudited) continued

practices of the funds, the use of derivatives by the funds, strategic planning for the funds, analyst and research support available to the portfolio management teams, and information regarding the various fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

The Committee met several times by telephone during the 2008 review process to consider the information provided by EIMC. The Committee then met with representatives of EIMC. In addition, over the period of this review, the independent Trustees discussed the continuation of the funds’ advisory agreements with representatives of EIMC and in multiple private sessions with independent legal counsel at which no personnel of EIMC were present. At a meeting of the full Board of Trustees in September, the Committee reported the results of its discussions with EIMC, and the full Board met with representatives of EIMC and engaged in further review of the materials provided to it, and approved the continuation of each of the advisory and sub-advisory agreements.

In considering the continuation of the agreements, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the funds generally and with respect to each fund, including the Fund, specifically as they considered appropriate. Although the Trustees considered the continuation of the agreements as part of the larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreements for each of the funds was ultimately made on a fund-by-fund basis.

This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the independent Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees meet periodically during the course of the year. At those meetings, EIMC presents a wide variety of information regarding the services it performs, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds’ investment results; the portfolio management teams for the funds and the experience of the members of those teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds and EIMC with applicable laws and regulations and with the funds’ and EIMC’s compliance policies and procedures; risk evaluation and oversight procedures at EIMC; services provided by affiliates of EIMC to the funds and shareholders of the funds; and other information relating to the nature, extent, and quality of services provided by EIMC. The Trustees considered a number of changes in portfolio management personnel at EIMC and its advisory affiliates in the year since

ADDITIONAL INFORMATION (unaudited) continued

September 2007. The Trustees also considered changes in personnel at the funds and EIMC, including the appointment of a new Chief Compliance Officer for the funds in June of 2007 and a new Chief Investment Officer at EIMC in August of 2008.

The Trustees considered the rates at which the funds pay investment advisory fees, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Keil showed the management fees paid by each fund in comparison to the management fees of other peer mutual funds, in addition to data regarding the investment performance of the funds in comparison to other peer mutual funds. The Trustees were assisted by an independent industry consultant in reviewing the information presented to them.

The Trustees noted that, in certain cases, EIMC and/or its affiliates provide advisory services to other clients that are comparable to the advisory services they provide to certain funds. The Trustees considered the information EIMC provided regarding the rates at which those other clients pay advisory fees to EIMC or its affiliates for such services. Fees charged to those other clients were generally lower than those charged to the respective funds. In respect of these other accounts, EIMC noted that the compliance, reporting, and other legal burdens of providing investment advice to mutual funds generally exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. The Trustees also considered the investment performance of those other accounts managed by EIMC and its affiliates, where applicable, and concluded that the performance of those accounts did not suggest any substantial difference in the quality of the service provided by EIMC and its affiliates to those accounts.

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC. They reviewed information presented to them showing that the transfer agency fees charged to the funds were generally consistent with industry norms.

The Trustees also considered that EIMC serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of the advisory fee paid by the funds with those paid by other mutual funds, the Trustees considered administrative fees paid by the funds and those other mutual funds. The Board considered that EIS, an affiliate of EIMC, serves as distributor to the funds generally and receives fees from the funds for those services. They considered other so-called “fall-out” benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC for the benefit of the funds and brokerage commissions received by Wachovia Securities, LLC, an affiliate of EIMC, from transactions effected by it for the funds. The Trustees also noted that the funds pay sub-transfer agency fees to various financial institutions, including Wachovia Securities, LLC and its affiliates, that hold fund shares in omnibus accounts, and that an affiliate of EIMC receives fees for administering the sub-transfer agency payment program. In reviewing the services provided by an affiliate of EIMC, the

ADDITIONAL INFORMATION (unaudited) continued

Trustees noted that an affiliate of EIMC had won recognition from Dalbar customer service each year since 1998, and also won recognition from National Quality Review for customer service and for accuracy in processing transactions in 2008. They also considered that Wachovia Securities, LLC and its affiliates receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through it. The Trustees also noted that an affiliate of EIMC receives compensation for serving as a securities lending agent for a number of the funds.

In the period leading up to the Trustees’ approval of continuation of the investment advisory agreements, the Trustees were mindful of the financial condition of Wachovia Corporation (“Wachovia”), EIMC’s parent company. They considered the possibility that a significant adverse change in Wachovia’s financial condition could impair the ability of EIMC or its affiliates to perform services for the funds at the same level as in the past. The Trustees concluded that any change in Wachovia’s financial condition had not to date had any such effect, but determined to monitor EIMC’s and its affiliates’ performance, and financial conditions generally, going forward in order to identify any such impairment that may develop and to take appropriate action.

Nature and quality of the services provided. The Trustees considered that EIMC and its affiliates generally provide a comprehensive investment management service to the funds. They noted that EIMC formulates and implements an investment program for the Fund. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of the Fund’s portfolio management team, and considered the in-house research capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties. The Board considered the managerial and financial resources available to EIMC and its affiliates, and the commitment that the Wachovia organization has made to the funds generally. On the basis of these factors, they determined that the nature and scope of the services provided by EIMC were consistent with their respective duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they concluded were appropriate and generally in line with EIMC’s responsibilities to the Fund and to the funds generally. The Board and the disinterested Trustees concluded, within the context of their overall conclusions regarding the funds’ advisory agreements, that they were generally satisfied with the nature, extent, and

ADDITIONAL INFORMATION (unaudited) continued

quality of the services provided by EIMC, including services provided by EIMC under its administrative services agreements with the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. Although the Trustees considered the performance of all share classes, the Trustees noted that, for the one-, three-, five-, and ten-year periods ended December 31, 2007, the Fund’s Class I shares (the Fund’s oldest share class) had underperformed the Fund’s benchmark index, the S&P 500 Index. The Trustees noted that the Fund’s Class I shares had performed in the third quintile for the one-, three-, and five-year periods ended December 31, 2007, and in the fourth quintile for the ten-year period ended December 31, 2007, of the mutual funds against which the Trustees compared the Fund’s performance.

The Trustees discussed each fund’s performance with representatives of EIMC. In each instance where a fund experienced a substantial period of underperformance relative to its benchmark index and/or the non-Evergreen fund peers against which the Trustees compared the fund’s performance, the Trustees considered EIMC’s explanation of the reasons for the relative underperformance and the steps being taken to address the relative underperformance. The Trustees also noted that EIMC had appointed a new Chief Investment Officer in August of 2008 who had not yet had sufficient time to evaluate and direct remedial efforts with respect to funds that have experienced a substantial period of relative underperformance. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees noted that, in certain cases, a fund’s management fees were higher than many or most other mutual funds in the same Keil peer group. However, in each case, the Trustees determined on the basis of the information presented that the level of management fees was not excessive. The Trustees noted that the management fee paid by the Fund was higher than the management fees paid by a majority of the other mutual funds against which the Trustees compared the Fund’s management fee, and that the level of profitability realized by EIMC in respect of the fee did not appear excessive.

Economies of scale. The Trustees noted the possibility that economies of scale would be achieved by EIMC in managing the funds as the funds grow. The Trustees noted that the Fund had implemented breakpoints in its advisory fee structure. The Trustees noted that

ADDITIONAL INFORMATION (unaudited) continued

they would continue to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward the realization of economies of scale by the Fund.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund’s advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on among other things the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability of any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

Matters Relating to Approval of Interim Advisory and Sub-Advisory Agreements. Following the Trustees’ approval of the continuation of the funds’ investment advisory agreements, Wells Fargo & Company (“Wells Fargo”) announced that it had agreed to acquire Wachovia in a whole company transaction that would include all of Wachovia’s banking and other businesses, including EIMC. In connection with this transaction, on October 20, 2008, Wachovia issued preferred shares representing a 39.9% voting interest in Wachovia to Wells Fargo pursuant to a Share Exchange Agreement. Wells Fargo subsequently completed its acquisition of Wachovia on December 31, 2008.

Under the 1940 Act, both the issuance of the preferred shares to Wells Fargo and the completion of the acquisition could be viewed as resulting in the termination of the funds’ investment advisory and sub-advisory agreements. Accordingly, on October 20, 2008, the Board of Trustees approved interim investment advisory and sub-advisory agreements that would become effective upon Wachovia’s issuance of preferred shares to Wells Fargo. On November 12, 2008, the Trustees approved a second set of interim investment advisory and sub-advisory agreements that would become effective upon the completion of the acquisition. (The first set of interim agreements approved on October 20, 2008, together with the second set of interim agreements approved November 12, 2008, are referred to as “Interim Agreements.”) In addition, the Trustees approved on November 12, 2008, and again at an in-person meeting on December 3 and 4, 2008, definitive investment advisory and sub-advisory agreements (the “New Agreements”) and recommended that shareholders of the funds approve them at meetings to be held in early 2009.

ADDITIONAL INFORMATION (unaudited) continued

In considering whether to approve the first set of Interim Agreements on October 20, 2008, the Trustees took into account that they had recently approved the annual continuation of all of the funds’ existing investment advisory and sub-advisory agreements in September 2008. The Trustees reviewed the terms of the Interim Agreements, noting that the terms were generally identical to those of the funds’ investment advisory agreements that were in effect before October 20, 2008 (but for provisions required by law to be included in the Interim Agreements). They also took into account current and anticipated market and economic conditions, the financial condition of EIMC and of Wachovia generally, and the likely effect of the merger on the financial condition of Wachovia. In general, the Trustees considered that the proposed merger of Wachovia with Wells Fargo would very likely improve substantially the financial condition of EIMC’s parent company, increase the capital available to support the funds, and ensure that EIMC and its affiliates would have the resources to provide continuing services to the funds. In light principally of these considerations and their recent continuation of the funds’ investment advisory arrangements in September, the Trustees unanimously approved the first set of Interim Agreements that became effective on October 20, 2008.

In addition to the foregoing, at their meetings on November 12, 2008 and December 3 and 4, 2008 when the Trustees considered whether to approve the second set of Interim Agreements as well as the New Agreements, the Trustees considered presentations made to them on November 12, 2008 by representatives of EIMC and Wells Fargo regarding the anticipated implications of the merger for EIMC and the funds. The Trustees also considered:

•

Their understanding that the merger was not expected to result in any adverse effect on the funds, on the quality and level of services that EIMC would provide to the funds, or on the resources available to the funds and to EIMC, and that Wells Fargo is committed to continue providing the funds with high quality services;

•

Information about Wells Fargo’s financial condition, reputation, and resources, and the likelihood that the merger would result in improved organizational stability for EIMC, benefiting the funds as well as offering the potential for the funds, over time, to access Wells Fargo’s infrastructure, resources and capabilities;

•	That EIMC and Wells Fargo representatives have stated that there is no present intention to change the funds’ existing advisory fees or expense limitations;
•

That the representatives of Wells Fargo have expressed their intention to pursue the integration of EIMC and the funds with corresponding Wells Fargo businesses and funds only after a deliberative process designed to identify and retain the relative strengths of both organizations;

ADDITIONAL INFORMATION (unaudited) continued

•	That the Wells Fargo representatives expect that the deliberative process and any subsequent integration will take more than a year;
•

That, in the meantime, Wells Fargo expects to retain, largely in its current form, the existing EIMC management team and investment advisory and other key professionals and to operate EIMC following the merger as a separate business unit under the Evergreen brand;

•	That Wells Fargo and EIMC would consult with the Trustees before implementing any significant changes that would affect the funds or the services provided by EIMC or its affiliates to the funds;
•	Wells Fargo’s experience and approach with respect to acquisitions of other fund complexes;
•

The fact that, if the New Agreements were not approved, on March 19, 2009, the Subsequent Interim Agreements will expire and the funds will no longer have a contractual right to investment advisory services from EIMC or any sub-advisors;

•	That EIMC’s management supports the merger; and
•

That representatives of EIMC have committed that the funds will not bear the expenses relating to Wells Fargo’s acquisition of Wachovia, including the costs of soliciting fund shareholders to approve the New Agreements.

Based on the foregoing, the Trustees, including all of the Trustees who are not “interested persons” of the funds or EIMC, unanimously approved the second set of Interim Agreements and the New Agreements.

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None

Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None

Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Member of the Executive Committee, Former Chairman of the Finance Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 50 portfolios as of 12/31/2008)

Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services

Carol A. Kosel Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit[2] Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Russell A. Salton, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[3] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS W. Douglas Munn[4] President DOB: 4/21/1963 Term of office since: 2009	Principal occupations: Chief Operating Officer, Wells Fargo Funds Management, LLC; former Chief Operating Officer, Evergreen Investment Company, Inc.

Jeremy DePalma[4] Treasurer DOB: 2/5/1974 Term of office since: 2005

Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC

Robert Guerin[4] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investment Company, Inc.; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

[1]

Each Trustee serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. Each Trustee oversaw 77 Evergreen funds as of December 31, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

[2]

It is possible that Mr. Pettit may be viewed as an “interested person” of the Evergreen funds, as defined in the 1940 Act, because of his law firm’s previous representation of affiliates of Wells Fargo & Company (“Wells Fargo”), the parent to the Evergreen funds’ investment advisor, EIMC. The Trustees are treating Mr. Pettit as an interested trustee for the time being.

[3]	Mr. Wagoner is an “interested person”of the Fund because of his ownership of shares in Wells Fargo & Company, the parent to the Evergreen funds’ investment advisor.
[4]	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

565220 rv6 03/2009

Item 2 - Code of Ethics

Not required for this semi-annual filing.

Item 3 - Audit Committee Financial Expert

Not required for this semi-annual filing.

Items 4 – Principal Accountant Fees and Services

Not required for this semi-annual filing.

Items 5 – Audit Committee of Listed Registrants

Not applicable.

Item 6 – Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11 - Controls and Procedures

(a) The Registrant's principal executive officer and principal financial officer have evaluated the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) There has been no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to affect, the Registrant’s internal control over financial reporting .

Item 12 - Exhibits

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)   Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(b)(1) Separate certifications for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX99.CERT.

(b)(2) Separate certifications for the Registrant's principal executive officer and principal financial officer, as required by Section 1350 of Title 18 of United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached as EX99.906CERT. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Evergreen Select Equity Trust

By: /s/ W. Douglas Munn
        W. Douglas Munn
       Principal Executive Officer

Date: April 1, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ W. Douglas Munn
        W. Douglas Munn
       Principal Executive Officer

Date: April 1, 2009

By: /s/ Jeremy DePalma
        Jeremy DePalma
       Principal Financial Officer

Date: April 1, 2009